THE PRUDENTIAL SERIES FUND

Supplement dated August 15, 2007 to the Prospectus dated May 1, 2007

This supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund) dated May 1, 2007 with respect to the indicated Portfolios of the Fund.  The Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

Fees and Expenses of the Portfolios

The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (2) to the table titled “Class I Shares: Annual Portfolio Operating Expenses” and substituting new footnote (2) as set forth below:

(2) Effective as of July 1, 2007, Prudential Investments LLC has voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Government Income	Limit Portfolio expenses to 0.75%
Stock Index	Limit Portfolio expenses to 0.75%
Value	Limit Portfolio expenses to 0.75%

The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (3) to the table titled “Class II Shares: Annual Portfolio Operating Expenses” and substituting new footnote (3) as set forth below:

(3) Effective as of July 1, 2007, Prudential Investments LLC has voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Value	Limit Portfolio expenses to 0.75%